UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 9, 2010 (April 6, 2010)

THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-07541	13-1938568
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive
offices, including zip code)

(201) 307-2000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS; ELECTION OF DIRECTORS

On April 6, 2010, J. Travis Hain provided The Hertz Corporation (“Hertz”) and its indirect parent Hertz Global Holdings, Inc. (“Hertz Holdings” and together with Hertz, the “Companies”) written notice of his decision to resign from the boards of directors of each of the Companies, effective immediately.  Mr. Hain separately informed the Companies that he is resigning for personal reasons, and that his resignation is not related to any disagreement with either of the Companies on any matter relating to their respective operations, policies or practices.

On April 9, 2010, the directors of each of the boards of directors of the Companies respectively elected Angel L. Morales as a director to fill the board vacancies resulting from Mr. Hain’s resignation, effective immediately.  In his capacity as a director of Hertz Holdings, Mr. Morales will be entitled to compensation in accordance with Hertz Holdings’ previously reported policy regarding the compensation of directors and its Amended and Restated 2008 Omnibus Incentive Plan.  This policy is described under the heading “Corporate Governance and General Information Concerning the Board and Its Committees — Board Compensation” in Hertz Holdings’ proxy statement, relating to Hertz Holdings’ 2010 annual meeting of stockholders (the “Proxy Statement”) filed with the United States Securities and Exchange Commission on April 9, 2010, which description is incorporated by reference herein in its entirety.  The Amended and Restated 2008 Omnibus Incentive Plan is described in the Proxy Statement under the heading “Proposal 2:  The Approval of the Amendment and Restatement of the Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan,” which description is incorporated by reference herein in its entirety.

Mr. Morales is a Managing Director, Head of the Industrial Group and member of the Investment Committee of BAML Capital Partners, the private equity division of Bank of America Corporation (“Bank of America”).  Mr. Morales was a founding member of Merrill Lynch Global Private Equity, the private equity arm of Merrill Lynch & Co., Inc. (“Merrill Lynch”) prior to its merger with Bank of America. Mr. Morales joined Merrill Lynch in 1996.  Mr. Morales is a director and Chair of the Audit Committee of Aeolus Re Ltd and a director of Nuveen Investments, Inc.

Mr. Morales was nominated for election as a director of the Companies by Merrill Lynch Global Private Equity Fund, L.P., an affiliate of BAML Capital Partners, pursuant to the Amended and Restated Stockholders Agreement, dated as of November 20, 2006, among Hertz Holdings, Clayton, Dubilier & Rice Fund VII, L.P., CDR CCMG Co-Investor L.P., CD&R Parallel Fund VII, L.P., Carlyle Partners IV, L.P., CP IV Coinvestment, L.P., CEP II U.S. Investments, L.P., CEP II Participations S.à.r.l SICAR, ML Global Private Equity Fund, L.P., Merrill Lynch Ventures L.P. 2001, ML Hertz Co-Investor, L.P. and CMC-Hertz Partners, L.P. (the “Stockholders Agreement”).  Under the Stockholders Agreement, the parties to that agreement have agreed to take all necessary action to cause the election of individuals designated in accordance with the Stockholders Agreement.  The Stockholders Agreement and certain other relationships between Hertz Holdings and its subsidiaries, on the one hand, and entities affiliated with Merrill Lynch Global Private Equity, on the other hand, are described in the Proxy Statement under the heading “Certain Relationships and Related Party Transactions,” which description is incorporated by reference herein in its entirety.  In addition, Mr. Morales is expected to enter into an Indemnification Agreement with Hertz Holdings as described in the Proxy Statement under the heading “Certain Relationships and Related Party Transactions”, which description is incorporated by reference herein in its entirety.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERTZ CORPORATION
(Registrant)

By:	/s/ Elyse Douglas
Name:	Elyse Douglas
Title:	Executive Vice President and
Chief Financial Officer

Date:  April 9, 2010